SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Index Fund

WELLS FARGO LARGE CAP STOCK FUNDS

Wells Fargo Disciplined U.S. Core Fund

Wells Fargo Large Cap Core Fund

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Small Cap Core Fund

(each a “Fund”, together the “Funds”)

At a Special Meeting of Shareholders expected to be held on May 26, 2017 (the “Meeting”), shareholders of the Funds will be asked to act upon a new sub-advisory agreement with Golden Capital Management LLC (“Golden”). In particular:

Shareholders of the Index Fund will be asked to provide voting instructions to the Index Fund with respect to the approval of a new sub-advisory agreement with Golden, the current sub-adviser of the Wells Fargo Index Portfolio, the master portfolio in which the Index Fund invests all of its investable assets (the “Master Portfolio”); and

  Shareholders of each of the Disciplined U.S. Core Fund, Large Cap Core Fund and Small Cap Core Fund (collectively, the “Sub-Advised Funds”) will be asked to approve a new sub-advisory agreement with Golden, the current sub-adviser of the Sub-Advised Funds.

Shareholders are being asked to provide voting instructions or vote on a new sub-advisory agreement with Golden in anticipation of the expected termination of the current sub-advisory agreements with Golden that will result from a "change of control" of Golden (as defined in the Investment Company Act of 1940, as amended). Following the change of control, approval of new sub-advisory agreements will be necessary for Golden to continue as sub-adviser to the Master Portfolio and the Sub-Advised Funds, as applicable. The change of control will not result in any changes to the Index Portfolio’s and Sub-Advised Funds’ portfolio management teams or their processes and capabilities, or any changes in fees to shareholders.

The new sub-advisory agreements have been unanimously approved by the Board of Trustees of the Master Portfolio and of the Funds, each of which recommends that shareholders vote to approve the new sub-advisory agreements.  Shareholders of record as of March 6, 2017 will be eligible to vote at the Meeting.  Proxy materials containing additional information about the new sub-advisory agreements will be mailed to such shareholders in March 2017.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Fund, nor is it a solicitation of any proxy.

March 2, 2017                                                                                                                    LCAM037/P103SP